UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 9, 2017

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2017, SkyWest, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders considered and voted on the items described below:

1.              The following persons were elected to serve as directors of the Company, each to serve until the next annual meeting of shareholders and until his or her successor shall have been duly elected and qualified, based upon the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jerry C. Atkin	43,314,394	1,140,509	3,378,791
W. Steve Albrecht	43,873,154	581,749	3,378,791
Russell A. Childs	43,932,761	522,142	3,378,791
Henry J. Eyring	43,844,819	610,084	3,378,791
Meredith S. Madden	43,914,145	540,758	3,378,791
Ronald J. Mittelstaedt	43,872,463	582,440	3,378,791
Andrew C. Roberts	43,953,409	501,494	3,378,791
Keith E. Smith	43,951,827	503,076	3,378,791
Steven F. Udvar-Hazy	42,758,769	1,696,134	3,378,791
James L. Welch	43,850,360	604,543	3,378,791

2.              The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following votes:

Votes for approval	42,455,062
Votes against	1,973,611
Abstentions	26,230
Broker Non-Votes	3,378,791

3.              The Company’s shareholders approved, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers every year, based upon the following votes:

For 1 Year	34,048,755
For 2 Years	9,919
For 3 Years	10,378,737
Abstentions	17,492
Broker Non-Votes	3,378,791

4.              The Company’s shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017,  based upon the following votes:

Votes for approval	47,580,320
Votes against	237,274
Abstentions	16,100

Based upon the results set forth in Proposal 3 above, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Dated: May 10, 2017	By	/s/ Eric J. Woodward
Eric J. Woodward, Chief Accounting Officer